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                            McDONALD'S CORPORATION



   Message #1:

   Attention McDonald's Shareholders! You should have received or will shortly be receiving a proxy card and proxy statement in the mail. Please review the material and exercise your right to vote on the issues by promptly signing and returning your proxy card. If you need a duplicate card for any reason, please call Shareholder Services at extension 5750. For your convenience, drop boxes for proxy cards have been set up in Benefits Accounting, 3 North at the Plaza, and in the Shareholder Services Center, 1 East at COB. Please feel assured that your vote is important. Thank you for your participation.



   Message #2:

   Attention McDonald's Shareholders! Don't delay, vote your proxy in time for the annual shareholder's meeting being held on Friday, May 27.
   Every McDonald's shareholder should have received a proxy card and proxy statement, explaining the issues to be voted on. If you didn't receive one, or for any reason need a duplicate card, please call Shareholder Services at extension 5750. If you have not yet returned your proxy card, please put it in the mail today or drop it in the boxes available in Benefits Accounting, 3 North at the Plaza, and in the Shareholder Services Center, 1 East at COB. Please feel assured that your vote is important. Thank you for your participation.

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                            McDONALD'S CORPORATION


                  Management News/Messenger Express Article



                         EXERCISE YOUR RIGHT TO VOTE



   As a shareholder and member of the McDonald's System, you have a special opportunity each year to communicate with top management, provide direction on key issues, and influence the future of the Company through the annual proxy voting process.

   In mid-April, all McDonald's shareholders were mailed a proxy statement and notice of the Annual Shareholders Meeting (May 27 in Oak Brook), along with a proxy and voting instruction card. The proxy statement provides important company information including directors' names, backgrounds, and stock holdings. It also explains the proposals to be voted on at the annual meeting, and provides the Board's voting recommendations. Your proxy card is used to record your vote. If you happen to misplace your card and need a duplicate, call McDonald's Shareholder Services at First Chicago Trust Company, (800) Mc1-STCK. Shareholders outside of the U.S. and Canada can call collect --
   (201) 222-4990.

   Whether you own one share or one thousand shares, your vote makes a difference. So please read the proxy material, consider the issues, and exercise your right to vote.

   For more information, call Lisa Ciota of Investor Relations at
   (708) 575-5927.

                            McDONALD'S CORPORATION



                              Headlines Article



   Q.   Why is it important for me to vote my McDonald's Proxy?

   A. As a shareholder and member of the McDonald's System, the annual proxy voting process offers you a special opportunity to communicate with top management, provide direction on key issues, and influence the future of the Company.

   In mid-April, all McDonald's shareholders were mailed a proxy statement and notice of the Annual Shareholders Meeting (May 27 in Oak Brook), along with a proxy and voting instruction card. The proxy statement provides important company information including directors' names, backgrounds, and stock holdings. It also explains the proposals to be voted on at the annual meeting, and provides the Board's voting recommendations. Your proxy card is used to record your vote. If you happen to misplace your card and need a duplicate, call McDonald's Shareholder Services at First Chicago Trust Company, (800) Mc1-STCK. Shareholders outside of the U.S. and Canada can call collect --
   (201) 222-4990.

   Whether you own one share or one thousand shares, your vote makes a difference. So please read the proxy material, consider the issues, and exercise your right to vote.

   For more information, call Lisa Ciota of Investor Relations at
   (708) 575-5927.